WESTCORE TRUST

Supplement dated February 8, 2011 to the Westcore Equity and Bond Funds Prospectus dated April 30, 2010.

This supplement is to be used with the prospectus dated April 30, 2010. This supplement together with the prospectus constitutes a current prospectus. Please note this supplement replaces the  supplements dated October  15,  2010  and November 18, 2010.

The following paragraph regarding the Westcore Blue Chip Fund is added to the section titled “Additional Information About The Funds” beginning on page 51.

Westcore Blue Chip Fund

The Blue Chip Value Fund stockholders approved the proposal to reorganize the Blue Chip Value Fund into the Westcore Blue Chip Fund. The Blue Chip Value Fund is a registered closed-end fund with approximately $100 million in net assets that employs a similar  investment objective and strategies and is also managed by Denver Investments. The conversion date is expected to be March 28, 2011, and the conversion ratio is expected to be based on the closing prices of the Blue Chip Value Fund and Westcore Blue Chip Fund on March 25, 2011.

This supplement is a notification of these events. There is no further action required of the Westcore Blue Chip Fund shareholders.

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